UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2008

Morgan Stanley

 (Exact name of Registrant as specified in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:     (212) 761-4000

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On December 17, 2008, Morgan Stanley (the "Registrant") released financial information with respect to its fiscal year and quarter ended November 30, 2008.  A copy of the  press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof. In addition, a copy of  the Registrant's Financial Data Supplement for its fiscal year and quarter ended November 30, 2008 is annexed as Exhibit 99.2 to this Report and by this reference incorporated  herein and made a part hereof.

The information furnished under Item 2.02 of this Report, and Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

 On December 16, 2008, the Board of Directors (the “Board”) of the Registrant approved a change to the Registrant’s fiscal year end from November 30 to December 31 of each year.

The fiscal year change is effective beginning with the Registrant’s 2009 fiscal year, which will now begin January 1, 2009 and end December 31, 2009.  As a result of the change, the Registrant will have a December 2008 fiscal month transition period, the results of which are expected to be separately reported in the Registrant’s Quarterly Report on Form 10-Q for the new fiscal first quarter ending March 31, 2009 and in the Registrant’s Annual Report on Form 10-K for fiscal 2009.

The Registrant expects this change to also impact any record dates and payment dates for any dividends to be paid on the Registrant’s common stock, if and when as declared by the Board in the future, as compared to such dates in fiscal 2008.  The press release annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof, announces the change in fiscal year and contains information as to dividends declared by the Board on December 15, 2009, with respect to amounts, record dates and payment dates, for the Registrant’s common stock and each series of preferred stock outstanding.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release of the Registrant dated December 17, 2008 containing financial information for the fiscal year and quarter ended November 30, 2008 and announcing its change in fiscal year.

99.2	Quarterly Financial Data Supplement of the Registrant for the fiscal year and quarter ended November 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

	By:	/s/ Paul C. Wirth
Paul C. Wirth
Controller and Principal Accounting Officer

Dated: December 17, 2008